EXHIBIT 99.1



                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I, Thomas G. Tachovsky, Ph.D., President and Chief Executive Officer of Entropin, Inc. (the "Company"), do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         (a) the Quarterly Report on Form 10-QSB of the Company for the fiscal quarter ended September 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 12, 2002

By:      /s/ Thomas G. Tachovsky, Ph.D.
         -------------------------------------
         Thomas G. Tachovsky, Ph.D.
         President and Chief Executive Officer